                                                                     EXHIBIT 99


                             [CROSSROADS(TM) LOGO]


                    For more information on Crossroads Systems, please contact:

                                                              Andrea C. Wenholz
                                                       Crossroads Systems, Inc.
                                                                   512.928.6897
                                                            info@crossroads.com

                CROSSROADS SYSTEMS REPORTS SECOND QUARTER RESULTS
      COMPANY REPORTS POSITIVE OPERATING CASH FLOW AND HIGHER GROSS MARGIN

AUSTIN, Texas - May 21, 2003 - Crossroads Systems, Inc. (Nasdaq: CRDS), a leading global provider of storage networking solutions, today reported results for its fiscal second quarter ended April 30, 2003 (Q2'03). Achieving one of the company's key goals this year, Crossroads reported positive operating cash flow of approximately $100,000. Operating cash flow excludes $740,000 the company used to buy back 616,500 shares of its own stock.

Total revenue for Q2'03 was $8.6 million compared with $9.7 million for the fiscal first quarter of 2003 (Q1'03) and $9.1 million for the fiscal second quarter of 2002 (Q2'02). Gross margin percentage improved to 40 percent in Q2'03 from 34 percent in Q1'03 and 34 percent in Q2'02. Net loss for Q2'03 was $1.8 million, or $0.08 per share, compared with a net loss for Q1'03 of $2.6 million, or $0.10 per share, and a net loss for Q2'02 of $5.5 million, or $0.20 per share.

"During the quarter, we completed the transition to the royalty-based model for embedded products with our largest customer, Hewlett-Packard," said Brian R. Smith, chairman and chief executive officer. "As we anticipated, this royalty model has delivered higher gross margin on lower revenue. We are encouraged by our positive operating cash flow, improved gross margin and our ability to manage expenses."


                                    - MORE -


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PAGE 2/CROSSROADS REPORTS FQ2'03 RESULTS

RECENT HIGHLIGHTS:

         o        Q2'03 OPERATIONAL PERFORMANCE

                  o Reported positive operating cash flow of approximately $100,000 in Q2'03.

                  o Improved gross margin percentage to 40 percent from 34 percent in Q1'03.

                  o Reported higher gross margin of $3.4 million in Q2'03 compared with $3.2 million in Q1'03.

                  o Reduced operating expenses to $5.4 million in Q2'03 from $6.0 million in Q1'03.

                  o Reported day sales outstanding in accounts receivable of 35 days in Q2'03 compared with 51 days in Q1'03.

         o VICE PRESIDENT OF SALES AND BUSINESS DEVELOPMENT ANNOUNCED - Crossroads recently named John Cummings its new vice president of sales and business development. Mr. Cummings brings more than 24 years of sales, operations, and business development experience from companies including Sun Microsystems Inc., SunGard Business Integration and ProvisionSoft Inc., a leading provider of application-driven automated storage and server provisioning software.

         o SERVERATTACH(TM) SA20 DEBUTS- During the quarter, Crossroads announced the general availability of the Crossroads ServerAttach(TM) SA20. The SA20 is designed to connect mid-range SCSI servers to Fibre Channel storage architectures, such as Storage Area Networks (SANs), and is well suited for the small/medium business market. It complements the enterprise-class ServerAttach SA40 to give customers a wider range of options for ServerAttach solutions.

         o XIOTECH BECOMES RESELLER - During the quarter, XIOtech Corporation, a networked storage pioneer, became a worldwide reseller for the Crossroads ServerAttach(TM) family of products. XIOtech focuses on enterprise-level customers in the healthcare and government markets, which have thousands of installed servers that currently have limited Fibre Channel options available.

         o QUANTUM BECOMES PARTNER - Crossroads and Quantum Corp., a leading provider of data protection systems, announced a new channel program that bundles Crossroads 2Gb Fibre Channel storage routers with Quantum ATL P-Series tape libraries to authorized solution providers. The combination of technologies increases SAN performance and is part of the Crossroads strategy to expand its market share in storage routing.

         o ISCSI DEMONSTRATED - At Storage Networking World, Crossroads demonstrated its latest iSCSI technology by showing interoperability between disk-based storage and Microsoft's Windows(R) Server 2003, featuring Microsoft's current beta iSCSI initiator drivers.

                                    - MORE -


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PAGE 3/CROSSROADS REPORTS FQ2'03 RESULTS

CONFERENCE CALL: Crossroads will hold a conference call (773-756-4624, passcode:
Crossroads) and simultaneous Webcast (www.crossroads.com) at 3:30 p.m. (CDT) today. An audio replay of the call will be available from May 22-31 by calling 402-998-0787 or by visiting the Crossroads website.

ABOUT CROSSROADS SYSTEMS, INC.

With headquarters in Austin, Texas, Crossroads Systems, Inc. (Nasdaq:CRDS) is a leading global provider of data routing solutions for Storage Area Networks
(SANs). Crossroads solutions serve the growing storage connectivity and data storage markets, and are designed to help companies store, manage and ensure the integrity and availability of their data. Crossroads' products are in solutions from companies such as Fujitsu-Siemens, Hewlett-Packard and StorageTek, and are distributed through partners such as ACAL, ARROW, XIOtech and Tidal Wire. Crossroads is a voting member of the Storage Networking Industry Association
(SNIA). For more information about Crossroads Systems, please visit www.crossroads.com or call 800-643-7148.

FORWARD-LOOKING STATEMENTS

This release may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "intend," "plan," "project," "will" and similar phrases as they relate to Crossroads are intended to identify such forward-looking statements. These statements reflect the current views and assumptions of Crossroads, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are: the quarterly fluctuations of Crossroads' operating results and Crossroads' inability to accurately predict revenue and budget for expenses for future periods; the extent to which Crossroads will maintain positive operating cash flow; the company's ability to maintain its operating margins; the deteriorating economic environment, including, in particular, related expense reductions by organizations affecting their IT spending and budget; the dependence of Crossroads' business on the storage area network market which is evolving and unpredictable; the possibility that the pending shareholder class action lawsuits could result in an adverse outcome to the company; Crossroads' ability to develop new and enhanced products that achieve market acceptance, in particular with respect to the launch of the ServerAttach product; the effect of competition; the effect of undetected software or hardware errors, which may affect the company's results or reduce demand for Crossroads' products in the long term; Crossroads' inability to protect its intellectual property rights, including any adverse outcome in the company's pending patent litigation with certain of its competitors; the continuation of Crossroads' successful relationships with its limited number of OEM customers, including its ability to replace revenue from ADIC; any adverse effect of the acquisition of Compaq by Hewlett-Packard, resulting in a combination of two of the company's principal OEMs, including the risks due to an increase in customer concentration, and any change in product focus or strategy which adversely affects anticipated revenue or margins or Crossroads' overall relationship with the newly combined companies; Crossroads' ability to successfully transition the manufacturing of its embedded router products to Hewlett-Packard; Crossroads' ability to retain and recruit key personnel to manage its business successfully; any negative effect which may result from the reduction in staff and changes to executive management; Crossroads' ability to successfully achieve the benefits of any subsequent acquisition or strategic relationship; and that Crossroads' stock price could be volatile regardless of Crossroads' actual financial performance and other factors detailed in Crossroads' filings with the Securities and Exchange Commission. Crossroads expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                               --TABLES ATTACHED--

                    CROSSROADS SYSTEMS, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                                 (In Thousands)


                                                                           JANUARY 31,     APRIL 30,
                                                                              2003           2003
                                                                         -------------   -------------
                                     ASSETS
Current assets:
     Cash, cash equivalents and short-term investments ...............   $      32,200   $      31,557
     Accounts receivable, net ........................................           5,363           3,408
     Inventories, net ................................................           2,605           3,060
     Prepaids and other current assets ...............................           1,528           1,275
                                                                         -------------   -------------

           Total current assets ......................................          41,696          39,300

Notes receivable from related party, net .............................              65              67
Property and equipment, net ..........................................           5,365           4,663
Other assets .........................................................             362             344
                                                                         -------------   -------------

           Total assets ..............................................   $      47,488   $      44,374
                                                                         =============   =============

                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable ................................................   $       3,964   $       3,975
     Accrued expenses ................................................           3,559           2,852
     Accrued warranty costs ..........................................             787             821
     Deferred revenue ................................................             640             472
                                                                         -------------   -------------

           Total current liabilities .................................           8,950           8,120

Stockholders' equity .................................................          38,538          36,254
                                                                         -------------   -------------

           Total liabilities and stockholders' equity ................   $      47,488   $      44,374
                                                                         =============   =============

                    CROSSROADS SYSTEMS, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)



                                                THREE MONTHS ENDED               SIX MONTHS ENDED
                                                    APRIL 30,                       APRIL 30,
                                          ----------------------------    ----------------------------
                                              2002            2003           2002             2003
                                          ------------    ------------    ------------    ------------
Revenue:
        Product revenue ...............   $      8,963    $      8,142    $     17,997    $     17,703
        Royalty and other revenue .....            101             437             264             548
                                          ------------    ------------    ------------    ------------

               Total revenue ..........          9,064           8,579          18,261          18,251

Cost of revenue (1) ...................          5,985           5,188          11,861          11,617
                                          ------------    ------------    ------------    ------------

Gross profit ..........................          3,079           3,391           6,400           6,634
                                          ------------    ------------    ------------    ------------

Operating expenses (1):
        Sales and marketing ...........          1,673             990           3,983           2,015
        Research and development ......          4,573           2,999           9,757           6,138
        General and administrative ....          2,473           1,503           4,942           3,147
        Business restructuring expense              --            (140)             --            (140)
        Amortization of intangibles ...             70              --             140             173
                                          ------------    ------------    ------------    ------------

               Total operating expenses          8,789           5,352          18,822          11,333
                                          ------------    ------------    ------------    ------------

Loss from operations ..................         (5,710)         (1,961)        (12,422)         (4,699)

               Other income, net ......            231             143             549             304
                                          ------------    ------------    ------------    ------------
Net loss ..............................   $     (5,479)   $     (1,818)   $    (11,873)   $     (4,395)
                                          ============    ============    ============    ============

Basic and diluted net loss per share ..   $      (0.20)   $      (0.08)   $      (0.44)   $      (0.18)
                                          ============    ============    ============    ============
Shares used in computing basic and
        diluted net loss per share ....     27,269,731      24,147,186      27,272,360    #  24,625,775
                                          ============    ============    ============    ============


----------

(1) The Company allocates stock-based compensation to specific line items within the statement of operations based on the classification of the employees who received the benefit. Stock-based compensation for the periods indicated was allocated as follows:

                                                          THREE MONTHS ENDED               SIX MONTHS ENDED
                                                               APRIL 30,                       APRIL 30,
                                                     -----------------------------   -----------------------------
                                                         2002            2003            2002            2003
                                                     -------------   -------------   -------------   -------------
Cost of revenue ..................................   $          23   $           8   $          47   $          20
Sales and marketing ..............................             102              33             291             110
Research and development .........................              96              78             175             172
General and administrative .......................             765             147           1,720             456
                                                     -------------   -------------   -------------   -------------
           Total stock-based compensation ........   $         986   $         266   $       2,233   $         758
                                                     =============   =============   =============   =============